                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21485

                    Cohen & Steers Select Utility Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2004

Item 1. Reports to Stockholders.

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

February 21, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Select Utility Fund for the quarter and year ended December 31, 2004. The net asset value at that date was $22.38 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value. For the quarter and period since inception ended December 31, 2004, the total return, including income, for Cohen & Steers Select Utility Fund and the comparative benchmarks were:

                                             TOTAL RETURN, PERIOD ENDED 12/31/04
                                         -------------------------------------------
                                            MARKET PRICE(a)       NET ASSET VALUE(a)
                                         ---------------------   --------------------
                                                     SINCE                  SINCE
                                         QUARTER  INCEPTION(b)   QUARTER   INCEPTION(b)
                                         -------  ------------   -------   ------------
Cohen & Steers Select Utility Fund(c)..    9.7%       2.8%       12.6%      21.6%
S&P 1500 Utilities Index(d)............   11.6%      17.8%       11.6%      17.8%
Merrill Lynch Fixed Rate Preferred
  Index................................    2.2%       2.4%        2.2%       2.4%

    The asset mix of the fund as of December 31, 2004 consisted of 79% utility common stocks, 20% preferred and other fixed income investments (including 4% in fixed income securities issued by utility companies), with the remaining 1% in cash. We have an allocation to preferred stocks to enhance the income potential of the fund.

    During the quarter, three monthly dividends of $0.085 per share were paid to common shareholders. In addition, three monthly dividends of $0.085 per share were declared and will be paid to common shareholders on January 31, 2005, February 28, 2005, and March 31, 2005(e). On November 15, 2004, the fund issued an additional $67 million in auction market preferred shares (AMPS). The board of directors approved a change to one of the fund's investment policies to allow up to 20% of the fund's managed assets to be invested in foreign securities.

INVESTMENT REVIEW

    Utility shares performed well during the quarter and in 2004 due mainly, in our view, to improving industry fundamentals, large dividend increases, and expectations for strong earnings growth in 2005. After several years of

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The fund commenced operations on March 30, 2004.
(c) S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 83 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas.
(d) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.
(e) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

focusing on balance sheet repair and exiting un-regulated businesses, a favorable commodity price backdrop and favorable regulation has allowed many utilities to generate positive free cash flow for the first time in many years. Coupled with dividend payout ratios that are low by historical standards, managements of many utilities are now able to return excess cash flow to shareholders in the form of higher dividends. While not all utilities are raising their dividends, during the fourth quarter, several utilities announced substantial dividend increases. TXU raised its dividend 350%, while double-digit increases were posted by Exelon (31%), Edison International (25%), PNM Resources (21%), Entergy (20%), and FirstEnergy (10%).

    Dividend increases from large cap utilities helped the integrated electric group, which generates, transmits and distributes electricity through regulated and unregulated companies, generate a total return of 17.5% from inception through year-end. As a more interest-rate-sensitive sector, natural gas distribution utility share prices benefited from stable interest rates and expectations for moderate future increases in interest rates. The natural gas distribution sector produced a 10.8% total return. The integrated natural gas sector had a 22.1% total return during the quarter. The share prices of integrated natural gas companies fluctuated with volatile natural gas and crude oil prices, which influences profits in the exploration and production business. Driven by strong demand growth and concern over supply shortages, the price of crude oil increased 53% during the year to $43.45 per barrel, while the price of natural gas rose 10% to $6.15 per MMBtu. Electric distribution utilities, which are primarily engaged in the state-regulated distribution of electricity, had a 6.2% total return.

    The fund's best performing investments during the quarter were in the integrated electric sector, which produced a total return of 10.8%, while the worst performing sector for the fund was the integrated natural gas sector, which had a 6.5% total return. The fund's best performing investments from inception through year-end were in the integrated electric sector, which produced a total return of 16.7%, while the worst performing sector for the fund was the electric distribution sector, which had a 7.2% total return. The fund's top contributors to performance benefited from our key investment themes: dividend growth, favorable regulation, and a favorable commodity price environment for nuclear and coal-fired generators.

    The fund's top contributor to performance was Exelon Corporation, which produced a total return of 21.3%. During the fourth quarter Exelon announced a 31% dividend increase and committed to growing their dividend a further 14% upon completion of the company's planned acquisition of Public Service Enterprise Group, which operates in New Jersey. We believe the transaction will benefit shareholders as Exelon applies its best in class operating skills to Public Serice's underperforming nuclear fleet. As the largest operator of low cost nuclear power plants in the U.S., Exelon has benefited from attractive margins in wholesale power markets which are becoming increasingly influenced by natural gas prices. TXU Corp. was also a top contributor to performance, generating a 40.0% total return. TXU shares responded favorably to the announcement of a 350% increase in the company's dividend, the result of the new CEO's restructuring program. Southern Company was another top contributor to performance, contributing a 13.1% total return. During the fourth quarter Southern received a favorable outcome in its Georgia Power rate case which should result in predictable earnings and cash flow growth for the company. The top performers during the fourth quarter were also the top contributors to performance from inception through year-end. During this period TXU Corp. and Exelon Corporation generated total returns of 128.8% and

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

31.4%, respectively. Laggards included FirstEnergy, with a total return of -2.9% and Keyspan Corp, which had a total return of 1.8%.

INVESTMENT OUTLOOK

    After a strong year of performance in 2004, we believe utility stocks should continue to perform well in 2005 due to the combination of strong fundamentals, a favorable commodity environment and attractive earnings and dividend growth. It should be noted though that while we remain optimistic about utilities performance in 2005, we don't believe that returns from utility stocks will continue indefinitely at the 2004 pace.

    Utility fundamentals have improved as utilities have refocused on their core regulated business franchises following problems associated with the partial deregulation of the industry. Balance sheets are getting stronger after several years of sizable equity issuance. The industry's debt to capitalization ratio fell to 56.1% by the end of the third quarter 2004 from 60.0% a year ago, and we expect continued improvement in 2005.

    We expect that utility stocks will continue to benefit from a positive commodity environment, as the supply demand balance for natural gas markets remains tight, which should support high natural gas prices. This is positive for most utilities because, after the construction of roughly $100 billion of natural gas-fired power plants over the last several years, power prices are more heavily influenced by natural gas prices. In wholesale markets, utilities with nuclear and coal-fired power plants, which represent the majority of the power industry, should be able to achieve attractive profit margins given higher power prices and relatively stable and low costs for these fuels. We also expect regulators to continue to be supportive of utilities' efforts to pass along higher commodity costs to consumers in retail markets.

    As a result of the positive commodity environment and constructive regulation, we expect earnings and cash flows to continue to improve. The ratio of operating cash flow to interest expense, increased to 6.4x at the end of the third quarter 2004 from 4.3x one year ago. Free cash flow, a measure of cash available after all capital expenditures and dividend payments to common shareholders, increased to $2.4 billion for the trailing twelve months ending in the third quarter from - $5 billion for the same period one year earlier. These positive operating and financial trends should help the utility sector produce double-digit earnings growth in 2005, currently higher than growth expectations for any other equity sector. This should also result in dividend growth that is above historical levels.

    We will continue to concentrate our portfolio in companies that we believe have the potential for above-average growth in earnings and dividends. We focus on the more highly regulated utilities that in our view have above-average credit quality and offer the potential for greater stability of earnings and dividends. These businesses include regulated and integrated electric and gas utilities and natural gas pipelines. We remain focused on the U.S. markets but we do have a small allocation to utilities in the United Kingdom and Germany, which we believe offer strong fundamentals, high dividends, and attractive valuations. We have modest allocation to utilities that benefit from high natural gas prices through exploration and production and coal and nuclear generators that have

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

margin expansion opportunities in wholesale power markets where high natural gas prices are increasingly the marginal price-setting fuel.

    We believe that utility stocks should continue to benefit from their attractive dividend yields, especially with a growing awareness that utilities are one of the highest yielding sectors in the S&P 500 that qualifies for the reduced tax rate on dividends. The Jobs and Growth Tax Relief Reconciliation Act of 2003 lowered the federal tax rate on qualified dividend income to a maximum of 15%, down from the current top rate of 35.0%. With improving fundamentals, favorable regulation, and attractive earnings and dividend growth, we believe utilities will benefit from increased demand for more conservative income-producing equity investments. Consequently, we believe Cohen & Steers Select Utility Fund is well positioned to deliver potentially attractive current income and capital appreciation over time.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             President                   Chairman

          ROBERT BECKER                  WILLIAM F. SCAPELL
          ROBERT BECKER                  WILLIAM F. SCAPELL
          Portfolio Manager              Portfolio Manager

         VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage.
    Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of December 31, 2004, AMPS represented 34% of the fund's managed net assets.
    Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements).
    Specifically, we have fixed the rate on 43% of our borrowings at an average interest rate of 3.97%, for an average remaining period of 3.9 years (when we first entered into the swaps, the average term was 4.5 years). By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets.
    However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                         LEVERAGE FACTS(a)

Leverage (as % of managed net assets)..............    34%
% Fixed Rate.......................................    43%
% Variable Rate....................................    57%
Average Rate on Swaps..............................  3.97%
Average Term on Swaps..............................   3.9 years
Current Rate on AMPS...............................   2.9%

-------------------
(a) Data as of December 31, 2004. Information is subject to change.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                               DECEMBER 31, 2004
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                                               % OF
                                                                  MARKET      MANAGED
                                                                   VALUE      ASSETS
     SECURITY                                                   -----------   -------
 1.  Southern Co. ............................................  $71,551,792    4.90%
 2.  Ameren Corp..............................................   71,424,430    4.89
 3.  Cinergy Corp. ...........................................   64,901,170    4.44
 4.  Exelon Corp..............................................   63,260,898    4.33
 5.  Duke Energy Corp. .......................................   62,592,963    4.28
 6.  Consolidated Edison......................................   56,415,625    3.86
 7.  DTE Energy Co. ..........................................   56,168,199    3.84
 8.  Pinnacle West Capital Corp. .............................   48,229,260    3.30
 9.  Equitable Resources......................................   47,151,018    3.23
10.  Entergy Corp. ...........................................   47,066,296    3.22

                            SECURITY TYPE BREAKDOWN
                           (Based on Managed Assets)
                                  (Unaudited)

                                  [PIE CHART]



Common Stock                                   79.42%
Preferred Securities -- $25 Par Value          12.79%
Corporate Bond                                  3.48%
Preferred Securities                            3.48%
Capital Trust                                   3.48%
Cash and Other Assets in Excess of Liabilities  0.83%



--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                 OF SHARES      (NOTE 1)      (UNAUDITED)(a)
                                                 ---------   --------------   --------------
COMMON STOCK                           119.71%(b)
  UTILITIES                            119.71%
    ELECTRIC -- INTEGRATED              90.76%
         Ameren Corp...........................  1,424,500   $   71,424,430       5.07%
         American Electric Power Co............    409,000       14,045,060       4.08
         Cinergy Corp..........................  1,559,000       64,901,170       4.52
         Cleco Corp............................    246,700        4,998,142       4.44
         DTE Energy Co.........................  1,302,300       56,168,199       4.78
         Dominion Resources....................    414,600       28,085,004       3.93
         Duke Energy Corp......................  2,471,100       62,592,963       4.34
         E.ON AG (ADR).........................    298,000       27,118,000       3.09
         Entergy Corp..........................    696,350       47,066,296       3.20
         Exelon Corp...........................  1,435,464       63,260,898       3.63
         FirstEnergy Corp......................    928,100       36,669,231       4.18
         FPL Group.............................    478,500       35,767,875       3.64
         Hawaiian Electric Industries..........  1,280,100       37,314,915       4.25
         NiSource..............................    339,000        7,722,420       4.04
         PPL Corp..............................    387,000       20,619,360       3.08
         Pacific Gas & Electric Co.............     25,600          667,520       3.64
         Pinnacle West Capital Corp............  1,086,000       48,229,260       4.28
         Progress Energy.......................    808,450       36,574,278       5.22
         Public Service Enterprise Group.......    811,400       42,006,178       4.25
         Puget Energy..........................    476,000       11,757,200       4.05
         SCANA Corp............................    203,700        8,025,780       3.71
         Scottish Power plc (ADR)..............    342,000       10,656,720       4.11
         Southern Co...........................  2,134,600       71,551,792       4.27
         TXU Corp..............................    495,000       31,957,200       3.49
         Xcel Energy...........................  2,230,000       40,586,000       4.56
                                                             --------------
                                                                879,765,891
                                                             --------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades. The dividend yield has not been audited.
(b) Percentages indicated are based on the net assets applicable to common shares of the fund.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
    ELECTRIC -- DISTRIBUTION           14.83%
         Consolidated Edison..................   1,289,500   $   56,415,625       5.17%
         Energy East Corp.....................     379,700       10,130,396       4.12
         National Grid Transco plc (ADR)......     701,300       33,655,387       4.44
         NSTAR................................     197,000       10,693,160       4.09
         Pepco Holdings.......................   1,542,500       32,886,100       4.69
                                                             --------------
                                                                143,780,668
                                                             --------------
    GAS -- DISTRIBUTION                 4.60%
         AGL Resources........................     261,000        8,675,640       3.49
         Atmos Energy Corp....................     460,500       12,594,675       4.53
         Sempra Energy........................     213,000        7,812,840       2.73
         Vectren Corp.........................     579,867       15,540,435       4.40
                                                             --------------
                                                                 44,623,590
                                                             --------------
    GAS -- INTEGRATED                   9.52%
         Equitable Resources..................     777,300       47,151,018       2.51
         KeySpan Corp.........................   1,144,800       45,162,360       4.61
                                                             --------------
                                                                 92,313,378
                                                             --------------
            TOTAL UTILITIES...................                1,160,483,527
                                                             --------------
              TOTAL COMMON STOCK
                (Identified cost --
                $1,019,996,874)...............                1,160,483,527
                                                             --------------
PREFERRED SECURITIES -- $25 PAR VALUE  19.28%
  AGRICULTURAL CHEMICALS                0.04%
         Agrium, 8.00% (COPrS)................      16,700          428,021       7.80
                                                             --------------
  BANK                                  0.58%
         Chevy Chase Bank, 8.00%, Series C....      87,100        2,525,900       6.90
         First Republic Bank, 6.70% Series A..     118,700        3,098,070       6.44
                                                             --------------
                                                                  5,623,970
                                                             --------------
  BANK -- FOREIGN                       0.12%
         Northern Rock, 8.00%, Series.........      45,000        1,129,050       7.97
                                                             --------------
  INSURANCE                             0.11%
         RenaissanceRE Holdings Ltd., 6.08%,
            Series C..........................      46,100        1,100,407       6.37
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
  MEDIA                                 0.60%
    CABLE TELEVISON                     0.48%
         Shaw Communications, 8.45%, Series A
            (COPrS)...........................      85,553   $    2,160,213       8.36%
         Shaw Communications, 8.50%, Series B
            (COPrS)...........................      99,600        2,529,840       8.39
                                                             --------------
                                                                  4,690,053
                                                             --------------
    DIVERSIFIED SERVICES                0.12%
         Liberty Media Corp., 8.75% (CBTCS)...      22,100          602,004       8.04
         Liberty Media Corp., 8.75% (PPLUS)...      20,700          565,317       8.02
                                                             --------------
                                                                  1,167,321
                                                             --------------
         TOTAL MEDIA..........................                    5,857,374
                                                             --------------
  REAL ESTATE                          15.82%
    DIVERSIFIED                         2.35%
         Bedford Property Investors, 7.625%,
            Series B..........................     205,350        5,254,907       7.46
         Forest City Enterprises, 7.375%,
            Class A...........................      80,800        2,057,976       7.22
         iStar Financial, 7.875%, Series E....     270,700        7,103,168       7.51
         iStar Financial, 7.80%, Series F.....     132,000        3,432,000       7.50
         iStar Financial, 7.50%, Series I.....     113,940        2,906,609       7.37
         Lexington Corporate Properties Trust,
            8.05%, Series B...................      75,000        1,993,500       7.56
                                                             --------------
                                                                 22,748,160
                                                             --------------
    HEALTH CARE                         2.25%
         Health Care REIT, 7.875%, Series D...      72,550        1,885,575       7.58
         Health Care REIT, 7.625%, Series F...     218,800        5,524,700       7.56
         LTC Properties, 8.00%, Series F......     547,713       14,432,238       7.59
                                                             --------------
                                                                 21,842,513
                                                             --------------
    HOTEL                               1.41%
         Ashford Hospitality Trust, 8.55%,
            Series A..........................     155,600        4,030,040       8.26
         Equity Inns, 8.75%, Series B.........      75,900        1,999,965       8.31
         Host Marriott Corp., 8.875%, Series
            E.................................     100,000        2,777,500       7.99
         Innkeepers USA, 8.00%, Series C......     189,400        4,877,050       7.77
                                                             --------------
                                                                 13,684,555
                                                             --------------


                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
    OFFICE                              4.85%
         Alexandria Real Estate Equities,
            8.375%, Series C..................     514,000   $   13,605,580       7.90%
         Brandywine Realty Trust, 7.50%,
            Series C..........................      75,819        1,934,901       7.37
         Corporate Office Properties Trust,
            8.00%, Series G...................      38,486        1,019,879       7.55
         CRT Properties, 8.50%, Series A......      35,335          930,371       8.09
         Highwoods Properties, 8.00%, Series
            B.................................      26,435          669,599       7.90
         Highwoods Properties, 8.00%, Series
            D.................................      33,058          832,070       7.95
         Maguire Properties, 7.625%, Series
            A.................................     495,626       12,688,026       7.46
         SL Green Realty Corp., 7.625%, Series
            C.................................     247,000        6,335,550       7.45
         SL Green Realty Corp., 7.875%, Series
            D.................................     347,333        9,013,291       7.59
                                                             --------------
                                                                 47,029,267
                                                             --------------
    OFFICE/INDUSTRIAL                   1.02%
         PS Business Parks, 7.00%, Series H...      75,700        1,876,603       7.06
         PS Business Parks, 6.875%, Series I..      54,950        1,357,265       6.96
         PS Business Parks, 7.95%, Series K...     252,000        6,652,800       7.54
                                                             --------------
                                                                  9,886,668
                                                             --------------
    RESIDENTIAL -- APARTMENT            0.23%
         Apartment Investment & Management
            Co., 8.00%, Series V..............      87,000        2,207,190       7.88
                                                             --------------
    SHOPPING CENTER                     2.48%
       COMMUNITY CENTER                 1.83%
         Cedar Shopping Centers, 8.875%,
            Series A..........................     260,000        6,858,800       8.42
         Developers Diversified Realty Corp.,
            7.375%, Series H..................      25,000          647,750       7.10
         Developers Diversified Realty Corp.,
            7.50%, Series I...................     302,000        7,821,800       7.26
         Kramont Realty Trust, 8.25%, Series
            E.................................      22,300          561,960       8.17
         Saul Centers, 8.00%, Series A........      67,500        1,805,625       7.48
                                                             --------------
                                                                 17,695,935
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
       REGIONAL MALL                    0.65%
         CBL & Associates Properties, 7.75%,
            Series C..........................     126,931   $    3,335,747       7.38%
         Mills Corp., 9.00%, Series C.........      43,300        1,203,740       8.09
         Mills Corp., 8.75%, Series E.........      40,700        1,154,252       7.72
         Taubman Centers, 8.00%, Series G.....      25,000          648,750       7.71
                                                             --------------
                                                                  6,342,489
                                                             --------------
         TOTAL SHOPPING CENTER................                   24,038,424
                                                             --------------
    SPECIALTY                           1.23%
         Capital Automotive REIT, 6.75%.......     125,000        3,125,000       7.32
         Capital Automotive REIT, 7.50%,
            Series A..........................      95,102        2,444,121       6.76
         Capital Automotive REIT, 8.00%,
            Series B..........................     240,400        6,311,702       7.62
                                                             --------------
                                                                 11,880,823
                                                             --------------
              TOTAL REAL ESTATE...............                  153,317,600
                                                             --------------
  UTILITIES                             2.01%
    ELECTRIC -- INTEGRATED              1.37%
         Pacific Gas and Electric Co.,
            6.57%.............................     240,833        6,237,575       6.62
         Southern California Edison Co.,
            7.23%, Series A...................      70,000        7,035,000       7.19
                                                             --------------
                                                                 13,272,575
                                                             --------------
    GAS -- DISTRIBUTION                 0.64%
         Southern Union Co., 7.55%, Series C..     222,500        6,218,875       6.76
                                                             --------------
              TOTAL UTILITIES.................                   19,491,450
                                                             --------------
              TOTAL PREFERRED SECURITIES --$25
                PAR VALUE (Identified
                cost -- $177,777,426).........                  186,947,872
                                                             --------------
PREFERRED SECURITIES -- CAPITAL TRUST   5.25%
  DIVERSIFIED FINANCIAL SERVICES        1.62%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)............  14,850,000       15,713,067       7.56
                                                             --------------
  ELECTRIC -- INTEGRATED                1.41%
         DPL Capital Trust II, 8.125%, due
            9/1/31............................   3,000,000        3,413,694       7.14
         Duquesne Light Co., 6.50%, Series H..     194,900       10,295,592       6.15
                                                             --------------
                                                                 13,709,286
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                                DIVIDEND
                                                  NUMBER         VALUE           YIELD
                                                OF SHARES       (NOTE 1)      (UNAUDITED)
                                                ----------   --------------   ------------
  FOOD                                  0.94%
       DAIRY PRODUCTS                   0.74%
         Dairy Farmers of America, 7.875%,
            144A(a)...........................      70,000   $    7,139,174       7.73%
                                                             --------------
       FLOUR AND GRAIN                  0.20%
         Gruma S.A., 7.75%, due 12/29/49,
            144A..............................   2,000,000        1,942,910       7.98
                                                             --------------
         TOTAL FOOD...........................                    9,082,084
                                                             --------------

  INSURANCE -- MULTI-LINE               0.86%
         AFC Capital Trust I, 8.207%, due
            2/3/27, Series B..................   8,000,000        8,349,384       7.87
                                                             --------------
  OIL -- EXPLORATION AND PRODUCTION     0.42%
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49................   4,000,000        4,033,436       7.69
                                                             --------------
              TOTAL PREFERRED
                SECURITIES -- CAPITAL TRUST
                (Identified cost --
                $49,640,296)..................                   50,887,257
                                                             --------------

                                                 PRINCIPAL
                                                  AMOUNT
                                                 ---------
CORPORATE BOND                           5.25%
  AUTOMOTIVE                             1.37%
         Delphi Corp., 7.125%, due 5/1/29...... $2,000,000        1,885,596
         Ford Motor Co., 9.215%, due 9/15/21...  5,000,000        5,773,765
         General Motors Corp., 9.40%, due
            7/15/21............................  5,000,000        5,657,780
                                                             --------------
                                                                 13,317,141
                                                             --------------
  CABLE TELEVISION                       1.30%
         Cablevision Systems New York Group,
            8.00%, due 4/15/12, 144A...........  4,500,000        4,826,250
         CSC Holdings, 7.875%, due 2/15/18.....  2,500,000        2,712,500
         Rogers Cable, 8.75%, due 5/01/32......  4,500,000        5,017,500
                                                             --------------
                                                                 12,556,250
                                                             --------------
  CELLULAR TELECOMMUNICATIONS            0.15%
         Rogers Wireless Communications, 7.50%,
            due 3/15/15, 144A..................  1,400,000        1,484,000
                                                             --------------

-------------------
(a) The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                PRINCIPAL        VALUE
                                                  AMOUNT        (NOTE 1)
                                                ----------   --------------
  FINANCE -- AUTO LOAN                  0.21%
         General Motors Acceptance Corp.,
            8.00%, due 11/1/31................  $2,000,000   $    2,061,524
                                                             --------------
  INSURANCE                             0.76%
         Liberty Mutual Insurance, 7.697%,
            due 10/15/97......................   7,000,000        7,353,850
                                                             --------------
  MEDICAL -- HOSPITALS                  0.87%
         Columbia/HCA, 8.36%, due 4/15/24.....   3,000,000        3,284,541
         Columbia/HCA, 7.69%, due 6/15/25.....   4,000,000        4,110,308
         Columbia/HCA, 7.75%, due 7/15/36.....   1,000,000        1,014,810
                                                             --------------
                                                                  8,409,659
                                                             --------------
  TELEPHONE -- INTEGRATED               0.59%
         Citizens Communications Co., 9.00%,
            due 8/15/31.......................   5,000,000        5,737,500
                                                             --------------
              TOTAL CORPORATE BOND
                (Identified
                cost -- $49,518,140)..........                   50,919,924
                                                             --------------
COMMERCIAL PAPER                        1.11%
         State Street Corp., 1.70%, due
            1/03/05 (Identified
            cost -- $10,744,985)..............  10,746,000       10,744,985
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                               DECEMBER 31, 2004

                                                                     VALUE
                                                                    (NOTE 1)
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,307,677,721)............    150.60%                 $1,459,983,565
OTHER ASSETS IN EXCESS OF
  LIABILITIES........................      0.15%                      1,429,174
LIQUIDATION VALUE OF AUCTION MARKET
  PREFERRED SHARES: SERIES M7,
  SERIES T7, SERIES W7, SERIES TH28,
  SERIES F7 (Equivalent to $25,000
  per share based on 3,400 shares
  outstanding per class) AND
  SERIES T28 (Equivalent to
  $25,000 per share based on 2,680
  shares outstanding) ..............    (50.75)%                   (492,000,000)
                                                                 --------------
NET ASSETS APPLICABLE TO COMMON
  SHARES (Equivalent to $22.38 per
  share based on 43,320,750 shares of
  capital stock outstanding) ........    100.00%                 $  969,412,739
                                         ------                  --------------
                                         ------                  --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

  ADR             American Depository Receipt.
  CBTCS           Corporate Backed Trust Certificates.
  COPrS           Canadian Origin Preferred Securities.
  PPLUS           Preferred Plus Trust.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2004

ASSETS:
   Investments in securities, at value (Identified
     cost -- $1,307,677,721) (Note 1).......................  $1,459,983,565
   Dividends and interest receivable........................       5,796,721
   Other assets.............................................          41,986
                                                              --------------
       Total Assets.........................................   1,465,822,272
                                                              --------------
LIABILITIES:
   Unrealized depreciation on interest rate swap
     transactions (Notes 1 and 6)...........................       1,919,926
   Payable to investment manager............................         793,953
   Payable for dividends declared on common shares..........         592,390
   Payable for dividends declared on preferred shares.......         507,202
   Payable for preferred offering costs.....................         329,374
   Payable to administrator.................................          65,800
   Payable to custodian.....................................           7,823
   Payable for directors fees...............................           4,012
   Other liabilities........................................         189,053
                                                              --------------
       Total Liabilities....................................       4,409,533
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
   Auction market preferred shares, Series M7, ($25,000
     liquidation value, $0.001 par value, 3,400 shares
     issued and outstanding) (Notes 1 and 5)................      85,000,000
   Auction market preferred shares, Series T7, ($25,000
     liquidation value, $0.001 par value, 3,400 shares
     issued and outstanding) (Notes 1 and 5)................      85,000,000
   Auction market preferred shares, Series T28, ($25,000
     liquidation value, $0.001 par value, 2,680 shares
     issued and outstanding) (Notes 1 and 5)................      67,000,000
   Auction market preferred shares, Series W7, ($25,000
     liquidation value, $0.001 par value, 3,400 shares
     issued and outstanding) (Notes 1 and 5)................      85,000,000
   Auction market preferred shares, Series TH28, ($25,000
     liquidation value, $0.001 par value, 3,400 shares
     issued and outstanding) (Notes 1 and 5)................      85,000,000
   Auction market preferred shares, Series F7, ($25,000
     liquidation value, $0.001 par value, 3,400 shares
     issued and outstanding) (Notes 1 and 5)................      85,000,000
                                                              --------------
                                                                 492,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $  969,412,739
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
   Common stock ($0.001 par value, 43,320,750 shares issued
     and outstanding) (Notes 1 and 5).......................  $  819,612,324
   Distribution in excess of net investment income..........        (315,065)
   Accumulated net realized loss on investments.............        (270,438)
   Net unrealized appreciation on investments and interest
     rate swap transactions.................................     150,385,918
                                                              --------------
                                                              $  969,412,739
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
 ($969,412,739[div]43,320,750 shares outstanding)...........  $        22.38
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        19.82
                                                              --------------
                                                              --------------
MARKET PRICE PREMIUM/(DISCOUNT) TO NET ASSET VALUE PER
 COMMON SHARE...............................................          (11.44)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                            STATEMENT OF OPERATIONS
           FOR THE PERIOD MARCH 30, 2004(a) THROUGH DECEMBER 31, 2004

Investment Income (Note 1):
    Dividend income (net of $42,567 of foreign withholding
       tax).................................................    $ 40,067,248
    Interest income.........................................       3,993,634
                                                                ------------
         Total Income.......................................      44,060,882
                                                                ------------
Expenses:
    Investment management fees (Note 2).....................       7,767,088
    Administration fees (Note 2)............................         658,684
    Preferred remarketing fee...............................         677,478
    Professional fees.......................................         147,605
    Reports to shareholders.................................         142,012
    Custodian fees and expenses.............................         111,783
    Directors' fees and expenses (Note 2)...................          44,201
    Transfer agent fees and expenses........................          14,921
    Miscellaneous...........................................         148,527
                                                                ------------
         Total Expenses.....................................       9,712,299
                                                                ------------
    Reduction of Expenses (Note 2)..........................      (1,827,550)
                                                                ------------
         Net Expenses.......................................       7,884,749
                                                                ------------
Net Investment Income.......................................      36,176,133
                                                                ------------
Net Realized and Unrealized Gain/(Loss) on Investments
  (Note 1):
    Net realized gain on investments........................         488,760
    Net realized loss on interest rate swap transactions....      (2,598,585)
    Net change in unrealized appreciation on investments....     152,305,844
    Net change in unrealized depreciation on interest rate
       swap transactions....................................      (1,919,926)
                                                                ------------
         Net realized and unrealized gain/(loss) on
            investments.....................................     148,276,093
                                                                ------------
    Net Increase Resulting from Operations..................     184,452,226
Less Dividends and Distributions to Preferred Shareholders
  from:
    Net Investment Income and net realized gains on
       investments..........................................      (5,240,938)
                                                                ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................    $.179,211,288
                                                                ------------
                                                                ------------

-------------------
(a) Commencement of Operations.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

         STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES

                                                               FOR THE PERIOD
                                                              MARCH 30, 2004(a)
                                                                   THROUGH
                                                              DECEMBER 31, 2004
                                                              -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
         Net investment income..............................    $ 36,176,133
         Net realized loss on investments and interest rate
            swap transactions...............................      (2,109,825)
         Net change in unrealized appreciation on
            investments and interest rate swap
            transactions....................................     150,385,918
                                                                ------------
              Net increase resulting from operations........     184,452,226
                                                                ------------
    Less Dividends and Distributions to Preferred
       Shareholders from:
         Net investment income..............................      (5,135,684)
         Net realized gain on investments...................        (105,254)
                                                                ------------
              Total dividends and distributions to preferred
                shareholders................................      (5,240,938)
                                                                ------------
         Net increase in net assets from operations
            applicable to common shares.....................     179,211,288
                                                                ------------
    Less Dividends and Distributions to Common Shareholders
       from:
         Net investment income..............................     (28,756,928)
         Net realized gain on investments...................        (653,945)
         Tax return of capital..............................         (47,237)
                                                                ------------
              Total dividends and distributions to common
                shareholders................................     (29,458,110)
                                                                ------------
    Capital Stock Transactions (Note 5):
         Increase in net assets from common share
            transactions....................................     825,593,430
         Decrease in net assets from underwriting
            commissions and offering expenses from issuance
            of preferred shares.............................      (6,034,144)
                                                                ------------
              Net increase in net assets from capital stock
                transactions................................     819,559,286
                                                                ------------
              Total increase in net assets applicable to
                commmon shares..............................     969,312,464
                                                                ------------
    Net Assets Applicable to Common Shares:
         Beginning of period................................         100,275
                                                                ------------
         End of period(b)...................................    $969,412,739
                                                                ------------
                                                                ------------

-------------------
(a) Commencement of Operations.

(b) Includes distribution in excess of net investment income of $315,065 at December 31, 2004.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                              FINANCIAL HIGHLIGHTS

    The following table includes selected data for a common share outstanding throughout the period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                FOR THE PERIOD
                                                              MARCH 30, 2004(a)
                                                                   THROUGH
PER SHARE OPERATING PERFORMANCE:                              DECEMBER 31, 2004
--------------------------------                              ------------------
Net asset value per common share, beginning of period.......     $     19.10
                                                                 -----------
Income from investment operations:
    Net investment income...................................            0.85(b)
    Net realized and unrealized gain on investments.........            3.36
                                                                 -----------
        Total income from investment operations.............            4.21
                                                                 -----------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................           (0.12)
    Net realized gain on investments........................           (0.00)(c)
                                                                 -----------
        Total dividends and distributions to preferred
          shareholders......................................           (0.12)
                                                                 -----------
        Total from investment operations applicable to
          common shares.....................................            4.09
                                                                 -----------
Less Offering costs charged to paid-in capital -- common
     shares.................................................           (0.04)
   Offering costs charged to paid-in capital -- preferred
   shares...................................................           (0.14)
   Anti-dilutive effect of common share offering............            0.05
                                                                 -----------
        Total offering and organization costs...............           (0.13)
                                                                 -----------
Less:  dividends and distributions to common shareholders
  from:
    Net investment income...................................           (0.67)
    Net realized gain on investments........................           (0.01)
    Tax return of capital...................................           (0.00)(c)
                                                                 -----------
        Total dividends and distributions to common
  shareholders..............................................           (0.68)
                                                                 -----------
Net increase in net asset value.............................            3.28
                                                                 -----------
Net asset value, per common share, end of period............     $     22.38
                                                                 -----------
                                                                 -----------
Market value, per common share, end of period...............     $     19.82
                                                                 -----------
                                                                 -----------
Net asset value total return(d).............................           21.57%(e)
                                                                 -----------
                                                                 -----------
Market value return(d)......................................            2.82%(e)
                                                                 -----------
                                                                 -----------

-------------------
(a) Commencement of operations.
(b) Calculation based on average shares outstanding.
(c) Less than $.005 per share.
(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(e) Not annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                      FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                               FOR THE PERIOD
                                                              MARCH 30, 2004(a)
                                                                   THROUGH
RATIOS/SUPPLEMENTAL DATA:                                     DECEMBER 31, 2004
-------------------------                                     -----------------
Net assets applicable to common shares, end of period (in
  millions).................................................      $  969.4
                                                                  --------
                                                                  --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)(b)...............          1.51%(c)
                                                                  --------
                                                                  --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)(b)...............          1.22%(c)
                                                                  --------
                                                                  --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)(b).          5.33%(c)
                                                                  --------
                                                                  --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)(b).          5.62%(c)
                                                                  --------
                                                                  --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(b),(e).................................          1.06%(c)
                                                                  --------
                                                                  --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(b),(e).................................          0.86%(c)
                                                                  --------
                                                                  --------
Portfolio turnover rate.....................................         14.03%(d)
                                                                  --------
                                                                  --------

PREFERRED SHARES:
-----------------
Liquidation value, end of period (in 000's)................        492,000
                                                                  --------
                                                                  --------
Total shares outstanding (in 000's).........................            20
                                                                  --------
                                                                  --------
Asset coverage per share....................................      $ 74,259
                                                                  --------
                                                                  --------
Liquidation preference per share............................      $ 25,000
                                                                  --------
                                                                  --------
Average market value per share(f)...........................      $ 25,000
                                                                  --------
                                                                  --------

-------------------
(a) Commencement of operations.

(b) Ratios do not reflect dividend payments to preferred shareholders.

(c) Annualized.

(d) Not annualized.

(e) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.

(f) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                      19

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Select Utility Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on January 8, 2004 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified management investment company. The fund had no operations until March 3, 2004 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on March 30, 2004.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the board of directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

--------------------------------------------------------------------------------
                                      20

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost which approximates value.

    Any securities for which market quotations are not readily available shall be valued in accordance with the procedures approved by the board of directors.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and, consequently, its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of taxable auction market preferred shares. The interest rate swaps are intended to reduce or eliminate the effect that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the auction market preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends to shareholders are recorded on the ex-dividend date. A portion of the fund's distributions may consist of amounts derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

--------------------------------------------------------------------------------
                                      21

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Series M7, Series T7, Series W7, and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends for Series M7, Series T7, Series W7, and Series F7 preferred shares are accrued for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series T28 and Series TH28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. Dividends for Series T28 and Series TH28 preferred shares are accrued for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the investment manager to the fund, pursuant to an investment management agreement (the management agreement). The investment manager furnishes a continuous investment program for the fund's portfolio, makes the day-to-day investment decisions for the fund and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the general supervision of the board of directors of the fund. The investment manager also performs certain administrative services for the fund.

    For the services under the management agreement, the fund pays the investment manager a monthly management fee, computed daily and payable monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares. For the period March 30, 2004 (commencement of operations) through December 31, 2004, the fund incurred investment management fees of $7,767,088.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven, and 0.05% of average daily managed asset value in year eight. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. For the period March 30, 2004 (commencement of operations) through December 31, 2004, the investment manager waived management fees of $1,827,550.

--------------------------------------------------------------------------------
                                      22

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    Administration Fees: Pursuant to an administration agreement, the investment manager also performs certain administrative and accounting functions for the fund and receives a fee equal to, on an annual basis, 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02% of the fund's average daily managed assets in excess of $1.5 billion. For the period March 30, 2004 (commencement of operations) through December 31, 2004, the fund incurred $516,876 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation for their services. For the period March 30, 2004 (commencement of operations) through December 31, 2004, fees and related expenses accrued for nonaffiliated directors totaled $44,201.

    Other: During the period, the fund may have purchased securities in which an affiliate of the investment manager served as placement agent for the issuer.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the period March 30, 2004 (commencement of operations) through December 31, 2004, totaled $1,452,690,699 and $155,475,801, respectively.

NOTE 4. INCOME TAXES

    The fund had a return of capital of $47,237 (less than $.005 per common share) period March 30, 2004 (commencement of operations) through December 31, 2004 which has been deducted from paid-in capital. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically treated as ordinary income for tax purposes.

    For the period March 30, 2004 (commencement of operations) through December 31, 2004 the dividends and distributions to shareholders are characterized for tax purposes as follows:

--------------------------------------------------------------------------------
                                      23

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                                                          FOR THE PERIOD
                                                          MARCH 30, 2004
                                                         (COMMENCEMENT OF
                                                        OPERATIONS) THROUGH
                                                         DECEMBER 31, 2004
                                                         -----------------
Preferred shareholders:
    Ordinary income...................................      $ 5,160,311(a)
    Long-term capital gains...........................      $    80,627
                                                            -----------
         Total dividends and distributions to
            preferred shareholders....................      $ 5,240,938
                                                            -----------
                                                            -----------
Common shareholders:
    Ordinary income...................................      $28,909,936
    Long-term capital gains...........................          500,937
    Tax return of capital.............................           47,237
                                                            -----------
         Total dividends and distributions to common
            shareholders..............................      $29,458,110
                                                            -----------
                                                            -----------

    At December 31, 2004, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...........................................  $1,307,948,160
                                                           --------------
                                                           --------------
Gross unrealized appreciation............................  $  152,658,320
Gross unrealized depreciation............................  $     (622,915)
                                                           --------------
Net unrealized appreciation on investments...............     152,035,405
Net unrealized depreciation on interest rate swap
  Transactions...........................................      (1,727,788)
                                                           --------------
Net unrealized appreciation..............................  $  150,307,617
                                                           --------------
                                                           --------------

    Differences between book and tax basis unrealized appreciation are primarily due to wash sales on portfolio securities and differing treatment of swap income/expense.

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of interest rate swap payments and wash sales on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. During the period March 30, 2004 (commencement of operations) through December 31, 2004 the fund decreased undistributed net investment income by $2,598,586 and increased accumulated net realized gain on investments by $2,598,586, relating primarily to differing treatment of interest rate swap income/expense.

-------------------
(a) Under federal income tax rules, the tax character of $507,202 will be determined based upon 2005 earnings and profits.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

    For the year ended December 31, 2004, the fund did not have any undistributed ordinary income or capital gains.

NOTE 5. CAPITAL STOCK

    On March 26, 2004, the fund completed the initial public offering of 41,250,000 shares of common stock. Proceeds paid to the fund amounted to $786,225,000 after deduction of underwriting commissions and offering expenses of $38,775,000.

    On May 7, 2004, the fund completed a subsequent offering of 2,065,500 shares of common stock. Proceeds paid to the fund amounted to $39,368,430 after deduction of underwriting commissions and offering expenses of $1,941,570.

    During the period March 30, 2004 (commencement of operations) through December 31, 2004, the fund issued no shares of common stock for the reinvestment of dividends. At December 31, 2004, Cohen & Steers Capital Management, Inc. owned approximately 5,400 shares.

    On May 20, 2004, the fund issued 3,400 auction market preferred shares, Series M7 (par value $0.001), 3,400 auction market preferred shares, Series T7 (par value $0.001), 3,400 auction market preferred shares, Series W7 (par value $0.001), 3,400 auction market preferred shares, Series F7 (par value $0.001), and 3,400 auction market preferred shares, Series TH28 (par value $0.001) (together referred to as preferred shares). Proceeds paid to the fund amounted to $420,017,152 after deduction of underwriting commissions and offering expenses of $4,982,848. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    On November 15, 2004, the fund issued 2,680 auction market preferred shares, Series T28 (par value $0.001). Proceeds paid to the fund amounted to $65,948,704 after deduction of underwriting commissions and offering expenses of $1,051,296. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, all of the forgoing as defined in the articles supplementary of the fund, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to

--------------------------------------------------------------------------------
                                     25

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of a majority of the holders as defined in the 1940 Act, of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the taxable auction market preferred shares and (2) any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    The fund has entered into interest rate swap agreements with UBS AG, Royal Bank of Canada, and Merrill Lynch Derivative Products AG. Under the agreements the fund receives a floating rate of interest and pays a respective fixed rate of interest on the notional values of the swaps. Details of the swaps at December 31, 2004 are as follows:

                                                             FLOATING RATE(a)
                                    NOTIONAL                   (RATE RESET                          UNREALIZED
          COUNTERPARTY               AMOUNT     FIXED RATE      MONTHLY)       TERMINATION DATE   (DEPRECIATION)
---------------------------------  -----------  ----------      --------       ----------------   --------------
Merrill Lynch Derivative Products
  AG.............................  $40,000,000   3.8225%         2.2800%         June 2, 2008      $  (266,178)
Merrill Lynch Derivative Products
  AG.............................  $35,000,000   4.0850%         2.4175%         May 27, 2009         (371,397)
Merrill Lynch Derivative Products
  AG.............................  $40,000,000   3.9950%         2.3400%         July 7, 2009         (288,213)
Royal Bank of Canada.............  $35,000,000   3.8900%         2.4100%         May 19, 2008         (289,091)
Royal Bank of Canada.............  $30,000,000   4.0775%         2.2800%         June 1, 2009         (349,861)
UBS AG...........................  $32,500,000   3.9775%         2.4100%        June 17, 2008         (355,186)
                                                                                                   -----------
                                                                                                   $(1,919,926)
                                                                                                   -----------
                                                                                                   -----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at December 31, 2004.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Cohen & Steers Select Utility Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers Select Utility Fund, Inc. (the 'Fund') at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period March 30, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

                                                     PricewaterhouseCoopers LLP

New York, New York
February 21, 2005

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                                 TOTAL RETURN(a)
                  (PERIOD ENDED DECEMBER 31, 2004) (UNAUDITED)

                                SINCE INCEPTION
                                   (3/30/04)
                                   ---------
                                     21.57%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

                      TAX INFORMATION -- 2004 (UNAUDITED)

    Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the fund designates qualified dividend income of $32,776,329. Additionally, the fund designates long term capital gains distributions of $415,058 at 15% and $166,506 at 25% or the maximum allowable.

    Shareholders are advised to consult with their own tax advisors as to the Federal, State and local tax status of the income received.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com, or (iii) on the Securities and Exchange Commission's (SEC) Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's
Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

-------------------

(a) Based on net asset value.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

    As required, the fund has submitted to the New York Stock Exchange ('NYSE') the annual certification of the fund's chief executive officer that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the fund's Form N-CSR for the year ended December 31, 2004 filed with the SEC.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned to shareholders for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

    The board of directors approved a change to one of the fund's investment policies to allow up to 20% of the fund's managed assets to be invested in foreign securities, with up to 10% of the fund's managed assets in emerging market issuers. Foreign securities markets may have substantially less volume than U.S. securities markets, making some foreign issuers less liquid and more volatile then securities of comparable domestic issuers.

                                 PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

                             MANAGEMENT OF THE FUND

    The business and affairs of the fund are managed under the direction of the board of directors. The board of directors approves all significant agreements between the fund and persons or companies furnishing services to it, including the fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the fund's day-to-day operations is delegated to its officers, the advisor and the fund's administrator, subject always to the investment objective and policies of the fund and to the general supervision of the board of directors.

    The directors and officers of the fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 1-800-330-7348.

                                                          PRINCIPAL OCCUPATION    NUMBER OF FUNDS
                                                          DURING PAST 5 YEARS   WITHIN FUND COMPLEX
                         POSITION(S) HELD     TERM OF       (INCLUDING OTHER    OVERSEEN BY DIRECTOR   LENGTH OF
NAME, ADDRESS AND AGE(a)    WITH FUND         OFFICE      DIRECTORSHIPS HELD)   (INCLUDING THE FUND)  TIME SERVED
----------------------      ---------         ------      -------------------   --------------------  -----------
Interested Directors(b)
Robert H. Steers .....  Director, chairman     2005      Co-chairman and                14               Since
Age: 51                    of the board,                 co-chief executive                            inception
                           and secretary                 officer of the advisor
                                                         since 2003 and prior
                                                         to that, chairman of
                                                         the advisor. President
                                                         of Cohen & Steers
                                                         Securities, LLC, the
                                                         fund's distributor.

Martin Cohen .........      Director,          2005      Co-chairman and                14               Since
Age: 55                   president and                  co-chief executive                            inception
                             treasurer                   officer of the advisor
                                                         since 2003 and prior
                                                         to that, president of
                                                         the advisor. Vice
                                                         president of Cohen &
                                                         Steers Securities,
                                                         LLC, the fund's
                                                         distributor.

Disinterested
Directors
Bonnie Cohen(c).......       Director          2005      Consultant. Prior              14               Since
Age: 61                                                  thereto,                                      inception
                                                         Undersecretary of
                                                         State, United States
                                                         Department of State.
                                                         Director of Wellsford
                                                         Real Properties, Inc.

George Grossman ......       Director          2005      Attorney-at-law.               14               Since
Age: 50                                                                                                inception

                                                                                  (table continued on next page)

-------------------
(a) The address for all directors is 757 Third Avenue, New York, NY 10017.
(b) 'Interested person,' as defined in the 1940 Act, of the fund because of affiliation with Cohen & Steers Capital Management, Inc., the fund's advisor.
(c) Martin Cohen and Bonnie Cohen are unrelated.

--------------------------------------------------------------------------------
                                       30

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

(table continued from preceding page)

                                                          PRINCIPAL OCCUPATION    NUMBER OF FUNDS
                                                          DURING PAST 5 YEARS   WITHIN FUND COMPLEX
                         POSITION(S) HELD     TERM OF       (INCLUDING OTHER    OVERSEEN BY DIRECTOR   LENGTH OF
NAME, ADDRESS AND AGE(a)    WITH FUND         OFFICE      DIRECTORSHIPS HELD)   (INCLUDING THE FUND)  TIME SERVED
----------------------      ---------         ------      -------------------   --------------------  -----------
Richard E. Kroon .....       Director          2005      Board member of Finlay         14              2004 to
Age: 62                                                  Enterprises, Inc.                              present
                                                         (operator of
                                                         department store fine
                                                         jewelry leased
                                                         departments), and
                                                         several private
                                                         companies; member of
                                                         Investment
                                                         Subcommittee, Monmouth
                                                         University; retired
                                                         Chairman and Managing
                                                         Partner of Sprout
                                                         Group venture capital
                                                         funds, then an
                                                         affiliate of
                                                         Donaldson, Lufkin and
                                                         Jenrette Securities
                                                         Corporation; and
                                                         former chairman of the
                                                         National Venture
                                                         Capital Association.

Richard J. Norman ....       Director          2005      Private investor.              14               Since
Age: 61                                                  President of the Board                        inception
                                                         of Directors of
                                                         Maryland Public
                                                         Television and board
                                                         member of The
                                                         Salvation Army. Prior
                                                         thereto, investment
                                                         representative of
                                                         Morgan Stanley Dean
                                                         Witter.

Frank K. Ross ........       Director          2005      Board member of NCRIC          14              2004 to
Age: 61                                                  Group, Inc.                                    present
                                                         (insurance) and Pepco
                                                         Holdings, Inc.
                                                         (electric utility).
                                                         Formerly, midatlantic
                                                         area managing Partner
                                                         for audit and risk
                                                         advisory services at
                                                         KPMG LLP and managing
                                                         partner of its
                                                         Washington, DC office.

                                                  (table continued on next page)

-------------------

(a) The address of each director is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

(table continued from preceding page)

                                                               PRINCIPAL OCCUPATION    NUMBER OF FUNDS
                                                               DURING PAST 5 YEARS   WITHIN FUND COMPLEX
                              POSITION(S) HELD    TERM OF        (INCLUDING OTHER    OVERSEEN BY DIRECTOR   LENGTH OF
NAME, ADDRESS AND AGE(a)         WITH FUND         OFFICE       DIRECTORSHIPS HELD)  (INCLUDING THE FUND)  TIME SERVED
----------------------           ---------        -------      -------------------   --------------------  -----------
Willard H. Smith, Jr. ...         Director          2005       Board member of Essex          14               Since
Age: 68                                                        Property Trust, Inc.,                         inception
                                                               Highwoods Properties,
                                                               Inc., Realty Income
                                                               Corporation and Crest
                                                               Net Lease, Inc.
                                                               Managing director at
                                                               Merrill Lynch & Co.,
                                                               Equity Capital Markets
                                                               Division from 1983 to
                                                               1995.

C. Edward Ward, Jr. ....          Director          2005       Member of the board of         14              2004 to
Age: 58                                                        trustees of Manhattan                          present
                                                               College, Riverdale,
                                                               New York. Formerly
                                                               head of closed-end
                                                               fund listings for the
                                                               New York Stock
                                                               Exchange.

-------------------
(a) The address of each director is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

    The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their addresses, their ages, and their principal occupations for at least the past five years are set forth below.

                            POSITION(S) HELD
                               WITH FUND           PRINCIPAL OCCUPATION DURING PAST 5 YEARS
 NAME, ADDRESS AND AGE*        ---------           ----------------------------------------
Robert Becker ..........                        Senior vice president of the advisor since
Age: 36                                         2003. Prior to that, Mr. Becker was a
                                                co-portfolio manager, Franklin Templeton
                                                Investments; and has also held positions in
                                                equity research for the utility sector, Salomon
                                                Smith Barney and Scudder, Stevens and Clark.

Adam M. Derechin .......  Vice president and    Chief operating officer of the advisor since
Age: 40                     assistant           2003 and prior to that, senior vice president
                            treasurer           of the advisor.

William F. Scapell .....                        Senior vice president of the advisor since
Age: 38                                         2003. Prior to that, director in the
                                                fixed-income research department and chief
                                                investment strategist for preferred securities
                                                at Merrill Lynch & Co., Inc. Prior to working
                                                for Merrill Lynch, Mr. Scapell was employed at
                                                the Federal Reserve Bank of New York in both
                                                supervision and monetary policy roles.

Lawrence B. Stoller ....  Assistant secretary   Executive vice president and general counsel of
Age: 41                                         the advisor, since 2004; Chief legal officer of
                                                Cohen & Steers Securities, LLC. Prior to that,
                                                Senior vice president and general counsel of
                                                the advisor, associate general Counsel,
                                                Neuberger Berman Management, Inc. (money
                                                manager); and assistant general counsel, The
                                                Dreyfus Corporation (money manager).

John E. McLean .........  Chief compliance      Vice president and associate general counsel of
Age: 34                     officer             Cohen & Steers Capital Management since
                                                September 2003. Prior to that, vice president,
                                                Law & Regulation, J. & W. Seligman & Co.
                                                Incorporated (money manager); and associate,
                                                Battle Fowler LLP (law firm).

-------------------
* The address of each officer is 757 Third Avenue, New York, NY 10017.

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:
                  COHEN & STEERS                                       COHEN & STEERS
               REALTY INCOME FUND                                       REALTY SHARES

         DESIGNED FOR INVESTORS SEEKING A HIGH               DESIGNED FOR INVESTORS SEEKING MAXIMUM
         DIVIDEND YIELD AND CAPITAL APPRECIATION,            TOTAL RETURN THROUGH BOTH CURRENT INCOME
         INVESTING PRIMARILY IN REITS                        AND CAPITAL APPRECIATION, INVESTING
         A, B, C AND I SHARES AVAILABLE                      PRIMARILY IN REITS
         SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX
                                                             ALSO AVAILABLE: COHEN & STEERS
                                                             INSTITUTIONAL REALTY SHARES (CSRIX)
                                                             REQUIRES A HIGHER MINIMUM PURCHASE, BUT
                                                             OFFERS A LOWER TOTAL EXPENSE RATIO

                  FOR TOTAL RETURN:                                FOR CAPITAL APPRECIATION:
                   COHEN & STEERS                                       COHEN & STEERS
                    UTILITY FUND                                       REALTY FOCUS FUND

         DESIGNED FOR INVESTORS SEEKING MAXIMUM              DESIGNED FOR INVESTORS SEEKING MAXIMUM
         TOTAL RETURN THROUGH BOTH CURRENT INCOME            CAPITAL APPRECIATION, INVESTING IN A
         AND CAPITAL APPRECIATION, INVESTING                 LIMITED NUMBER OF REITS AND OTHER REAL
         PRIMARILY IN UTILITIES                              ESTATE COMPANIES
         A, B, C AND I SHARES AVAILABLE                      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO
         SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX                 A, B, C AND I SHARES AVAILABLE
                                                             SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
     FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                         INFORMATION ABOUT THE FUND.
            PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       34

--------------------------------------------------------------------------------
                    COHEN & STEERS SELECT UTILITY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT MANAGER
Director and chairman                  Cohen & Steers Capital Management,
                                       Inc.
Martin Cohen                           757 Third Avenue
Director and president                 New York, NY 10017
                                       (212) 832-3232
Bonnie Cohen
Director                               FUND SUBADMINISTRATOR AND CUSTODIAN
                                       State Street Bank and Trust Company
George Grossman                        225 Franklin Street
Director                               Boston, MA 02110

Richard E. Kroon                       TRANSFER AGENT -- COMMON SHARES
Director                               Equiserve Trust Company
                                       250 Royall Street
Richard J. Norman                      Canton, MA 02021
Director                               (800) 426-5523

Frank K. Ross                          TRANSFER AGENT -- PREFERRED SHARES
Director                               The Bank of New York
                                       100 Church Street
Willard H. Smith Jr.                   New York, NY 10007
Director
                                       LEGAL COUNSEL
C. Edward Ward, Jr.                    Simpson Thacher & Bartlett LLP
Director                               425 Lexington Avenue
                                       New York, NY 10017
Robert Becker
Vice president                         New York Stock Exchange Symbol: UTF

Adam Derechin                          Web site: cohenandsteers.com
Vice president and assistant treasurer
                                       This report is for shareholder
William F. Scapell                     information. This is not a
Vice president                         prospectus intended for use in the
                                       purchase or sale of fund shares.
Lawrence B. Stoller                    Past performance is of course no
Assistant secretary                    guarantee of future results and your
                                       investment may be worth more or less
                                       at the time you sell.

--------------------------------------------------------------------------------
                                       35

                                 COHEN & STEERS
                              SELECT UTILITY FUND


                         ---------------------------------

                                  ANNUAL REPORT

                                DECEMBER 31, 2004


COHEN & STEERS
SELECT UTILITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 757 Third Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant's Board has determined that Frank K. Ross, a member of the registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:

                                                                   2004     2003
                                                                 --------   ----
Audit Fees                                                       $147,708    N/A
Audit-Related Fees                                                 71,609    N/A
Tax Fees                                                           12,600    N/A
All Other Fees                                                         --    N/A

Audit-related fees were billed in connection with the preparation and issuance of certification reports to rating agencies relating to the registrant's preferred shares. Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant's principal accountant for the last two fiscal years for non-audit services provided to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

                                                                    2004    2003
                                                                  -------   ----
Audit-Related Fees                                                     --    N/A
Tax Fees                                                               --    N/A
All Other Fees                                                    $62,500    N/A

These other fees were billed in connection with internal control reviews and AIMR performance reviews.

(e)(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the registrant's principal accountant for the registrant's investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibility to pre-approve services to be performed by the registrant's principal accountant for the investment adviser.

(e) (2) No services included in (b) - (d) above were approved by the Audit Committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2004 and December 31, 2003, the aggregate fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant were $152,209 and $0, respectively.

(h) The registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee established in accordance with
Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Frank
K. Ross (chairman), Bonnie

Cohen, George Grossman, Richard E. Kroon, Richard J. Norman, Willard H. Smith Jr. and C. Edward Ward.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     COHEN & STEERS CAPITAL MANAGEMENT, INC.
          STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF
                                   SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. ("C&S") follows in exercising voting rights with respect to securities held in our client portfolios. All proxy-voting rights that are exercised by C&S shall be subject to this Statement of Policy and Procedures.

I.   Objectives

Voting rights are an important component of corporate governance. C&S has three overall objectives in exercising voting rights:

     A. Responsibility. C&S shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company's shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

     B. Rationalizing Management and Shareholder Concerns. C&S seeks to ensure that the interests of a company's management and board are aligned with those of the company's shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

     C. Shareholder Communication. Since companies are owned by their shareholders, C&S seeks to ensure that management effectively communicates with its owners about the company's business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company's securities.

II.  General Principles

In exercising voting rights, C&S shall conduct itself in accordance with the general principles set forth below.

     1. The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

     2. In exercising voting rights, C&S shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

     3. Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

     4. In exercising voting rights on behalf of clients, C&S shall conduct itself in the same manner as if C&S were the constructive owner of the securities.

     5. To the extent reasonably possible, C&S shall participate in each shareholder voting opportunity.

     6. Voting rights shall not automatically be exercised in favor of management-supported proposals.

     7. C&S, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy voting decision.

III. General Guidelines

Set forth below are general guidelines that C&S shall follow in exercising proxy voting rights:

Prudence

In making a proxy voting decision, C&S shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views

While C&S may consider the views of third parties, C&S shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value

Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, C&S shall consider both short-term and long-term views about a company's business and prospects, especially in light of our projected holding period on the stock (e.g., C&S may discount long-term views on a short-term holding).

IV.  Specific Issues

Set forth below are guidelines as to how specific proxy voting issues shall be analyzed and assessed. While these guidelines will provide a framework for our decision making process, the mechanical application of these guidelines can never address all proxy voting decisions. When new issues arise or old issues present nuances not encountered before, C&S must be guided by its reasonable judgment to vote in a manner that C&S deems to be in the best interests of its clients.

A.   Stock-Based Compensation

Approval of Plans or Plan Amendments. By their nature, compensation plans must be evaluated on a case-by-case basis. As a general matter, C&S always favors compensation plans that align the interests of management and shareholders. C&S generally approves compensation plans under the following conditions:

10% Rule. The dilution effect of the newly authorized shares, plus the shares reserved for issuance in connection with all other stock related plans, generally should not exceed 10%.

Exercise Price. The minimum exercise price of stock options should be at least equal to the market price of the stock on the date of grant.

Plan Amendments. Compensation plans should not be materially amended without shareholder approval.

Non-Employee Directors. Awards to non-employee directors should not be subject to management discretion, but rather should be made under non-discretionary grants specified by the terms of the plan.

Repricing/Replacement of Underwater Options. Stock options generally should not be re-priced, and never should be re-priced without shareholder approval. In addition, companies should not issue new options, with a lower strike price, to make up for previously issued options that are substantially underwater. C&S will vote against the election of any slate of directors that, to its knowledge, has authorized a company to re-price or replace underwater options during the most recent year without shareholder approval.

Reload/Evergreen Features. We will generally vote against plans that enable the issuance of reload options and that provide an automatic share replenishment ("evergreen") feature.

Measures to Increase Executive Long-Term Stock Ownership. We support measures to increase the long-term stock ownership by a company's executives. These include requiring senior executives to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), requiring stock acquired through option exercise to be held for a certain minimum amount of time, and issuing restricted stock awards instead of options. In this respect, we support the expensing of option grants because it removes the incentive of a company to issue options in lieu of restricted stock. We also support employee stock purchase plans, although we generally believe the discounted purchase price should be at least 85% of the current market price.

Vesting. Restricted stock awards normally should vest over at least a two-year period.

Other stock awards. Stock awards other than stock options and restricted stock awards should be granted in lieu of salary or a cash bonus, and the number of shares awarded should be reasonable.

B.   Change of Control Issues

While we recognize that a takeover attempt can be a significant distraction for the board and management to deal with, the simple fact is that the possibility of a corporate takeover keeps management focused on maximizing shareholder value. As a result, C&S opposes measures that are designed to prevent or obstruct corporate takeovers because they can entrench current management. The following are C&S's guidelines on change of control issues:

Shareholder Rights Plans. C&S acknowledges that there are arguments for and against shareholder rights plans, also known as "poison pills." Companies should put their case for rights plans to shareholders. We generally vote against any directors who, without shareholder approval, to our knowledge have instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year.

Golden Parachutes. C&S opposes the use of accelerated employment contracts that result in cash grants of greater than three times annual compensation (salary and bonus) in the event of termination of employment following a change in control of a company. In general, the guidelines call for voting against "golden parachute" plans because they impede potential takeovers that shareholders should be free to consider. We generally withhold our votes at the next shareholder meeting for directors who to our knowledge approved golden parachutes.

Approval of Mergers - C&S votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination. We support proposals that seek to lower super-majority voting requirements.

C.   Routine Issues

Director Nominees in a Non-Contested Election - C&S generally votes in favor of management proposals on director nominees.

Director Nominees in a Contested Election - By definition, this type of board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Therefore, the economic impact of the vote in favor of or in opposition to that director or slate must be analyzed using a higher standard normally applied to changes in control. Criteria for evaluating director nominees as a group or individually should include: performance; compensation, corporate governance provisions and takeover activity; criminal activity; attendance at meetings; investment in the company; interlocking directorships; inside, outside and independent directors; whether the chairman and CEO titles are held by the same person; number of other board seats; and other experience. It is impossible to have a general policy regarding director nominees in a contested election.

Board Composition - C&S supports the election of a board that consists of at least a majority of independent directors. We generally withhold our support for non-independent directors who serve on a company's audit, compensation and/or nominating committees. We also generally withhold support for director candidates who have not attended a sufficient number of board or committee meetings to effectively discharge their duties as directors.

Classified Boards - Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, C&S generally votes against classified boards. We vote in favor of shareholder proposals to declassify a board of directors unless a company's charter or governing corporate law allows shareholders, by written consent, to remove a majority of directors at any time, with or without cause.

Barriers to Shareholder Action - We vote to support proposals that lower the barriers to shareholder action. This includes the right of shareholders to call a meeting and the right of shareholders to act by written consent.

Cumulative Voting - Having the ability to cumulate our votes for the election of directors - that is, cast more than one vote for a director about whom they feel strongly - generally increases shareholders' rights to effect change in the management of a corporation. We generally support, therefore, proposals to adopt cumulative voting.

Ratification of Auditors - Votes generally are cast in favor of proposals to ratify an independent auditor, unless there is a reason to believe the auditing firm is no longer performing its required duties or there are exigent circumstances requiring us to vote against the approval of the recommended auditor. For example, our general policy is to vote against an independent auditor that receives more than 50% of its total fees from a company for non-audit services.

D.   Stock Related Items

Increase Additional Common Stock - C&S's guidelines generally call for approval of increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Votes generally are cast in favor of proposals to authorize additional shares of stock except where the proposal:

     1.   creates a blank check preferred stock; or

     2.   establishes classes of stock with superior voting rights.

Blank Check Preferred Stock - Votes generally are cast in opposition to management proposals authorizing the creation of new classes of preferred stock with unspecific voting, conversion, distribution and other rights, and management proposals to increase the number of authorized blank check preferred shares. C&S may vote in favor of this type of proposal when it receives assurances to its reasonable satisfaction that (i) the preferred stock was authorized by the board for the use of legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to C&S.

Preemptive Rights - Votes are cast in favor of shareholder proposals restoring limited preemptive rights.

Dual Class Capitalizations - Because classes of common stock with unequal voting rights limit the rights of certain shareholders, C&S votes against adoption of a dual or multiple class capitalization structure.

E.   Social Issues

C&S believes that it is the responsibility of the board and management to run a company on a daily basis. With this in mind, in the absence of unusual circumstances, we do not believe that shareholders should be involved in determining how a company should address broad social and policy issues. As a result, we generally vote against these types of proposals, which are generally initiated by shareholders, unless we believe the proposal has significant economic implications.

F.   Other Situations

No set of guidelines can anticipate all situations that may arise. Our portfolio managers and analysts will be expected to analyze proxy proposals in an effort to gauge the impact of a proposal on the financial prospects of a company, and vote accordingly. These policies are intended to provide guidelines for voting. They are not, however, hard and fast rules because corporate governance issues are so varied.

V.   Proxy Voting Procedures

C&S shall maintain a record of all voting decisions for the period required by applicable laws. In each case in which C&S votes contrary to the stated policies set forth in these guidelines, the record shall indicate the reason for such a vote.

The Investment Committee of C&S shall have responsibility for voting proxies, under the supervision of the Director of Research. The Director of Research's designee shall be responsible for ensuring that the Investment Committee is aware of all upcoming proxy voting opportunities. The Designee shall ensure that proxy votes are properly recorded and that the requisite information regarding each proxy voting opportunity is maintained. The General Counsel of C&S shall have overall responsibility for ensuring that C&S complies with all proxy voting requirements and procedures.

VI.  Recordkeeping

The Designee shall be responsible for recording and maintaining the following information with respect to each proxy voted by C&S:

     o    Name of the company

     o    Ticker symbol

     o    CUSIP number

     o    Shareholder meeting date

     o    Brief identification of each matter voted upon

     o    Whether the matter was proposed by management or a shareholder

     o    Whether C&S voted on the matter

     o    If C&S voted, then how C&S voted

     o    Whether C&S voted with or against management

The General Counsel of C&S shall be responsible for maintaining and updating these Policies and Procedures, and for maintaining any records of written client requests for proxy voting information and documents that were prepared by C&S and were deemed material to making a voting decision or that memorialized the basis for the decision.

C&S shall rely on the SEC's EDGAR filing system with respect to the requirement to maintain proxy materials regarding client securities.

VII. Conflicts of Interest

There may be situations in which C&S may face a conflict between its interests and those of its clients or fund shareholders. Potential conflicts are most likely to fall into three general categories:

o Business Relationships - This type of conflict would occur if C&S or an affiliate has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (such as an employee group) such that failure to vote in favor of management (or the proponent) could harm the relationship of C&S or its affiliate with the company or proponent. In the context of C&S, this could occur if Cohen & Steers Capital Advisors, a wholly owned subsidiary of C&S ("Capital Advisors"), has a material business relationship with a company that C&S has invested in on behalf of its clients, and C&S is encouraged to vote in favor of management as an inducement to acquire or maintain the Capital Advisors relationship.

o Personal Relationships - C&S or an affiliate could have a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors or director nominees.

o Familial Relationships - C&S or an affiliate could have a familial relationship relating to a company (e.g., spouse or other relative who serves as a director or nominee of a public company).

The next step is to identify if a conflict is material. A material matter is one that is reasonably likely to be viewed as important by the average shareholder. Materiality will be judged under a two-step approach:

o Financial Based Materiality - C&S presumes a conflict to be non-material unless it involves at least $500,000.

o Non-Financial Based Materiality - Non-financial based materiality would impact the members of the C&S Investment Committee, who are responsible for making proxy voting decisions.

Finally, if a material conflict exists, C&S shall vote in accordance with the advice of a proxy voting service. C&S currently uses ISS to provide advice on proxy voting decisions.

The General Counsel of C&S shall have responsibility for supervising and monitoring conflicts of interest in the proxy voting process according to the following process:

1. Identifying Conflicts - The General Counsel of C&S is responsible for monitoring the relationships of Capital Advisors for purposes of C&S's Inside Information Policies and Procedures. The General Counsel of C&S (or his designee) maintains a watch list and a restricted list. The Investment Committee is unaware of the content of the watch list and therefore it is only those companies on the restricted list, which is made known to everyone at C&S, for which potential concerns might arise. When a company is placed on the restricted list, the General Counsel of C&S (or his designee) shall promptly inquire of the Designee as to whether there is a pending proxy voting opportunity with respect to that company, and continue to inquire on a weekly basis until such time as the company is no longer included on the restricted list. When there is a proxy voting opportunity with respect to a company that has been placed on the restricted list, the General Counsel of C&S shall inform the Investment Committee that no proxy vote is to be submitted for that company until the General Counsel completes the conflicts analysis.

For purposes of monitoring personal or familial relationships, the General Counsel of C&S (or his designee) shall receive on at least an annual basis from each member of the Investment

Committee written disclosure of any personal or familial relationships with public company directors that could raise potential conflict of interest concerns. Investment Committee members also shall agree in writing to advise the General Counsel of C&S if (i) there are material changes to any previously furnished information, (ii) a person with whom a personal or familial relationship exists is subsequently nominated as a director or (iii) a personal or familial relationship exists with any proponent of a proxy proposal or a participant in a proxy contest.

2. Identifying Materiality - The General Counsel of C&S (or his designee) shall be responsible for determining whether a conflict is material. He shall evaluate financial based materiality in terms of both actual and potential fees to be received. Non-financial based items impacting a member of the Investment Committee shall be presumed to be material.

3. Communication with Investment Committee; Voting of Proxy - If the General Counsel of C&S determines that the relationship between Capital Advisors and a company is financially material, he shall communicate that information to the members of the Investment Committee and instruct them, and the Designee, that C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. Any personal or familial relationship, or any other business relationship, that exists between a company and any member of the Investment Committee shall be presumed to be material, in which case C&S again will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S. The fact that a member of the Investment Committee personally owns securities issued by a company will not disqualify C&S from voting common stock issued by that company, since the member's personal and professional interests will be aligned.

In cases in which C&S will vote its proxy based on the advice of ISS or other consulting firm then engaged by C&S, the General Counsel of C&S(or his designee) shall be responsible for ensuring that the Designee votes proxies in this manner. The General Counsel of C&S will maintain a written record of each instance when a conflict arises and how the conflict is resolved (e.g., whether the conflict is judged to be material, the basis on which the materiality is decision is made and how the proxy is voted).

VIII. Cohen & Steers Funds

Proxies relating to portfolio securities held by any Cohen & Steers Fund shall be voted in accordance with this Statement of Policies and Procedures. For this purpose, the Board of Directors of the Cohen & Steers Funds has delegated to C&S the responsibility for voting proxies on behalf of the Funds. The General Counsel of C&S shall make an annual presentation to the Board regarding this Statement of Policy and Procedures, including whether any revisions are recommended, and shall report to the Board at each regular, quarterly meeting with respect to any conflict of interest situation that arose regarding the proxy voting process.

IV.  Annual Review; Reporting

The chief compliance officer (CCO) of C&S (or his designee) shall conduct an annual review to assess compliance with these policies and procedures. This review will include sampling a limited number of proxy votes during the prior year to determine if they were consistent with these policies and procedures. The results of this review will be reported to the General Counsel of C&S and the CCO of the Funds.

Any violations of these policies and procedures shall be reported to the General Counsel or CCO of C&S. If the violation relates to any Cohen & Steers Fund, the General Counsel or CCO of C&S shall report such violation to the CCO of the Funds.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT UTILITY FUND, INC.


    By: /s/ Robert H. Steers
        -------------------------------
            Name: Robert H. Steers
            Title: Chairman

    Date: March 8, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



    By: /s/ Robert H. Steers                          By: /s/ Martin Cohen
        -------------------------------                   -------------------------
        Name: Robert H. Steers                                Name: Martin Cohen
        Title: Chairman, Secretary and                        Title: President, Treasurer
                and principal executive officer                       and principal financial officer

    Date: March 8, 2005





                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as ...............................  'SS'
The division sign shall be expressed as................................. [div]